UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2014

RARE ELEMENT RESOURCES LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34852	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

225 Union Boulevard, Suite 250 Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 278-2460

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

On August 26, 2014, Rare Element Resources Ltd. (the “Company”) issued a press release announcing the results of its Pre-Feasibility Study (the “PFS”) on the Bear Lodge Project.

A copy of the press release is attached to this report as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01

Other Events

In the press release, the Company announced updated mineral resource estimates for the Bear Lodge Project, as follows:

Mineral Resource

Cautionary Note to U.S. Investors Concerning Estimates of Measured and Indicated Mineral Resources

This Current Report uses the terms “Measured Mineral Resources” and “Indicated Mineral Resources.” We advise U.S. investors that while those terms are recognized and required by Canadian regulations, the SEC does not recognize them. U.S. investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into Mineral Reserves.

Measured and Indicated Mineral Resource* (using a 1.5% cutoff grade)
Deposit	Tons (M)	Tonnes (M)	Grade TREO %[1]
Bull Hill
Measured	3.0	2.7	3.77
Indicated	10.7	9.7	3.09
Total	13.7	12.4	3.24
Whitetail Ridge
Measured	--	--	--
Indicated	4.3	3.9	2.47
Total	4.3	3.8	2.47

Project-wide M&I Mineral Resource	18.0	16.3	3.05

*The mineral resource estimate is classified as Measured mineral resources and Indicated mineral resources, as defined by Canadian Institute of Mining, Metallurgy and Petroleum (“CIM”) Definition Standards on Mineral Resources and Mineral Reserves, as of June 30, 2014 using a discounted basket price of $24.60. Resources and economics  were bothl calculated using a $24.60/kg basket price, however, elemental distribution and prices vary between resource models and the PFS economic model. Mineral resources were estimated by Alan C. Noble, P.E. of Ore Reserves Engineering (O.R.E.), an independent Qualified Person as defined by NI 43-101.  Readers are cautioned that mineral resources that are not mineral reserves do not have demonstrated economic viability.

1 TREO refers to total rare earth oxide.

A breakout of certain high-grade Measured and Indicated mineral resource material is as follows:

Contained High-Grade in Measured and Indicated Mineral Resource* (using a 3.0% cutoff grade)
	Tons (M)	Tonnes (M)	Grade TREO %[1]
Contained High-Grade
Measured	1.7	1.5	4.92
Indicated	4.3	3.9	4.45
Total	6.0	5.4	4.58

*The contained high-grade material is a subset of the Measured and Indicated mineral resource as of June 30, 2014 and identified above.

1 TREO is total rare earth oxide.

Inferred Mineral Resource

Cautionary Note to U.S. Investors Concerning Estimates of Inferred Mineral Resources

This Current Report uses the term “Inferred Mineral Resources.” We advise U.S. investors that while this term is recognized and required by NI 43-101, the SEC does not recognize it. “Inferred Mineral Resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of Inferred Mineral Resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of Inferred Mineral Resources cannot form the basis of feasibility or other economic studies. U.S. investors are cautioned not to assume that part or all of the Inferred Mineral Resource exists or is economically or legally mineable.

Inferred Mineral Resource (using a 1.5% cutoff grade)*
Deposit	Tons (M)	Tonnes (M)	Grade TREO %[1]
Bull Hill	23.9	21.7	2.54
Whitetail Ridge	7.9	7.2	2.71
Inferred Mineral Resource	31.8	28.9	2.58

* Inferred mineral resources consist of oxide and oxide carbonate mineralization only and were estimated by Alan C. Noble, P.E. of O.R.E, an independent Qualified Person as defined by NI 43-101.

1 TREO is total rare earth oxide.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

Description

99.1

Press Release dated August 26, 2014 (a)

(a)

The exhibit is intended to be furnished to, not filed with, the U.S. Securities and Exchange Commission pursuant to General Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 29, 2014

RARE ELEMENT RESOURCES LTD.

/s/ Kelli C. Kast

By:

Name:

Kelli C. Kast

Title:

Vice President, General Counsel, and

Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated August 26, 2014 (a)

(a)

This exhibit is intended to be furnished to, not filed with, the U.S. Securities and Exchange Commission pursuant to General Instruction B.2 of Form 8-K.